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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

            FEBRUARY 25, 2000                         DECEMBER 14, 1999
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            (DATE OF REPORT)                  (DATE OF EARLIEST EVENT REPORTED)

                                 ASTRO-MED, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  RHODE ISLAND
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         0-13200                                         05-0318215
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(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI                          02893
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           ZIP CODE

                                 (401) 828-4000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired

         In accordance with Item 7(a)(1) of Form 8-K, the required financial statements are to be filed for the periods specified in Section 210-3.05(b)(2). In applying the conditions specified in the definition of significant subsidiary in Section 210.1-02(w) to determine the periods for which financial statements are to be filed, it has been determined that none of the conditions exceeds 20% and financial statements are not required.

(b)      Pro forma financial information

         See preceding response in 7(a)

(c)      Exhibits

         None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ASTRO-MED, INC.

                                           By: /S/ JOSEPH P. O'CONNELL
                                               ---------------------------------
                                               Joseph P. O'Connell
                                               Vice President and Treasurer
                                               Chief Financial Officer

Date:  February 25, 2000